                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) JUNE 29, 2001


                         COMMISSION FILE NUMBER 0-21061


                          SPEEDCOM WIRELESS CORPORATION
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


            DELAWARE                                       58-2044990
(STATE OR OTHER JURISDICTION OF             (I.R.S. EMPLOYER IDENTIFICATION NO.)
INCORPORATION OR ORGANIZATION)


                           1748 INDEPENDENCE BLVD. G-6
                               SARASOTA, FL 34234
                                 (941) 358-9283


(ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER, INCLUDING AREA CODE, OF REGISTRANT'S PRINCIPAL EXECUTIVE OFFICES)

Item 5.  Other Events and Regulation FD Disclosure


In December 2000, SPEEDCOM Wireless Corporation (SPEEDCOM or the Company) issued a $200,000 non-interest bearing promissory note, with beneficial conversion features. The note is due in January 2002, payable in cash or 50,000 shares of common stock, at the holder's option. The 50,000 shares were worth $37,500 more than the face value of the note based on the per-share value at the date of the note. This amount has been recorded as an addition to paid-in capital and as an original issue discount reducing the carrying value of the note. The balance of the note at May 31, 2001 amounted to $177,683. On June 29, 2001, this loan, along with a $25,000 trade payable, was converted to 100,000 shares of preferred stock, 75,000 Series A Warrants and 100,000 Series B Warrants. The Series B Warrants are issuable upon certain performance factors.

In April 2001, SPEEDCOM borrowed $1,000,000 from an institutional investor. The loan is due in April 2002 and bears interest at 9% for the first 90 days and 12% thereafter. As part of the transaction, SPEEDCOM issued warrants to acquire 111,111 shares of SPEEDCOM common stock at $5.00 per share. The 111,111 shares were worth $310,000 more than the face value of the note based on the per-share value at the date of the note. This amount has been recorded as an addition to paid-in capital and as an original issue discount reducing the carrying value of the note. The balance of the note at May 31, 2001 amounted to $727,028. Additional warrants are issuable contingent upon the date on which the loan is repaid. All outstanding warrants contain a put feature which allows the holder to receive cash and property equal to the net value of the warrant upon the occurrence of a Triggering Event as defined in the agreement, which is generally a sale, merger or reorganization of the company. The holder of the loan has certain rights of first refusal on subsequent financings. Interest is due under the loan in quarterly installments with principal payable in total at the maturity date of the loan. On June 29, 2001, this loan was converted to 497,812 shares of preferred stock, 373,359 Series A Warrants and 497,812 Series B Warrants. The Series B Warrants are issuable contingent upon certain performance factors.

In June 2001, SPEEDCOM issued a $250,000 promissory note to the Company's President. The note bears an interest rate of 10%. The note is payable in April 2002. The Company concurrently granted a total of 73,333 warrants with a $3.25 strike price in connection with this note. The proportionate fair value of the warrants amounted to $92,500 and has been recorded as an addition to paid-in capital and as an original issue discount reducing the carrying value of the note. The Company obtained net proceeds of $250,000 for this bridge loan which was used to pay certain trade payables and for general working capital. On June 29, 2001, this loan was converted to 111,667 shares of preferred stock, 83,751 Series A Warrants and 111,667 Series B Warrants. The Series B Warrants are issuable contingent upon certain performance factors.

In June 2001, SPEEDCOM borrowed $1,500,000 from three institutional investors. The loan is due in April 2002 and bears interest at 10%. As part of the transaction, SPEEDCOM issued warrants to acquire 440,000 shares of SPEEDCOM common stock at $3.25 per share. The Company obtained net proceeds of $1,350,000 for this bridge loan which was used to pay certain trade payables and for general working capital. The proportionate fair value of the warrants amounted to $555,000 and has been recorded as an addition to paid-in capital and as an original issue discount reducing the carrying value of the note. On June 29, 2001, $550,000 of this loan was converted to 245,667 shares of preferred stock, 184,251 Series A Warrants and 245,667 Series B Warrants. The Series B Warrants are issuable upon certain performance factors.

On June 29, 2001, SPEEDCOM entered into an agreement whereby the above referenced loans were converted into 955,146 shares of preferred stock at $2.25 per share. The following proforma balance sheet represents the May 31, 2001 balance sheet, assuming conversion of the above loans to 955,146 shares of preferred stock on May 31, 2001. The difference between the carrying value and the face value of the notes was recorded as a loss due to early retirement of debt.

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                          SPEEDCOM WIRELESS CORPORATION
                             PROFORMA BALANCE SHEET


                                                                    May 31,
                                                                2001 Proforma
                                                                -------------
Assets                                                            (unaudited)
Current assets:
   Cash                                                          $  1,684,952
   Accounts receivable                                              1,720,604
   Leases receivable                                                  722,166
   Inventories, net                                                 1,703,709
   Prepaid expenses and other current assets                          739,359
                                                                 ------------
Total current assets                                                6,570,790

Property and equipment, net                                         1,119,330
Leases receivable                                                     869,602
Other assets, net                                                     165,779
Investments                                                            89,370
Intellectual property                                               1,258,881
                                                                 ------------
Total assets                                                     $ 10,073,752
                                                                 ============

Liabilities and stockholders' equity
Current liabilities:
   Accounts payable                                              $  2,605,317
   Accrued expenses                                                   908,596
   Current portion of loans from stockholders                       2,506,772
   Current portion of deferred revenue                                 78,635
   Current portion of notes and capital leases payable                 49,254
                                                                 ------------
Total current liabilities                                           6,148,574

Deferred revenue, net of current portion                               26,159
Notes and capital leases payable, net of current portion               40,013

Stockholders' equity:
   Common stock, $.001 par value, 30,000,000 shares authorized          9,523
   Preferred stock, 10,000,000 shares authorized                    1,289,445
   Additional paid-in capital                                      11,492,944
   Accumulated deficit                                             (8,932,906)
                                                                 ------------
Total stockholders' equity                                          3,859,006
                                                                 ------------
Total liabilities and stockholders' equity                       $ 10,073,752
                                                                 ============
See accompanying notes.

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Item 7.  Financial Statements and Exhibits

The following financial statements are incorporated by reference.

Form 10-KSB filed April 17, 2001
Form 10-QSB filed May 14, 2001

(c)

Exhibit
Number          Description

2.1(1)          Asset Purchase Agreement between Packaging Atlanta Corporation and Laminating Technologies Inc. dated April 26, 1999

2.2 Agreement and Plan of Merger by and between SPEEDCOM Wireless International Corporation and LTI Holdings, Inc., dated as of August 4, 2000 (included as Appendix A to the proxy statement/prospectus filed as part of Form S-4 Registration Statement (File No. 333-43098) and incorporated herein by reference)

3.1 Amended and Restated Certificate of Incorporation (included as Appendix B to the proxy statement/prospectus filed as part of Form S-4 Registration Statement (File No. 333-43098) and incorporated herein by reference)

3.2(4)          Amended and Restated Bylaws

3.3(6)          Amended and Restated Bylaws of SPEEDCOM Wireless Corporation

4.1(2)          Form of Bridge Note

4.2(2)          Form of Warrant Agreement

4.3(2)          Form of Underwriter's Unit Purchase Option

4.4(6)          Purchase Agreement, dated April 13, 2001, by and among SPEEDCOM
Wireless Corporation and the Purchasers, as defined therein

4.5(6)          Registration Rights Agreement, dated April 13, 2001, by and among SPEEDCOM Wireless Corporation and the Purchasers, as defined

4.6(6)          Form of Warrant of SPEEDCOM Wireless Corporation, dated April
13, 2001

4.7 Note and Warrant Purchase Agreement by and among SPEEDCOM Wireless Corporation, S.A.C. Capital Associates, LLC, SDS Merchant Fund, L.P., Oscar Private Equity Investments, L.P. and Bruce Sanguinetti

4.8             Promissory Note for $500,000 issued to S.A.C. Capital
Associates, LLC

4.9             Promissory Note for $250,000 issued to SDS Merchant Fund, L.P.

4.10            Promissory Note for $750,000 issued to Oscar Private Equity
Investments, L.P.

4.11            Promissory Note for $250,000 issued to Bruce Sanguinetti

4.12 Warrant No. W-1 to Purchase 146,667 Shares of Common Stock issued to S.A.C. Capital Associates, LLC

4.13 Warrant No. W-2 to Purchase 73,333 Shares of Common Stock issued to SDS Merchant Fund, L.P.

4.14 Warrant No. W-3 to Purchase 220,000 Shares of Common Stock issued to Oscar Private Equity Investments, L.P.

4.15 Warrant No. W-4 to Purchase 73,333 Shares of Common Stock issued to Bruce Sanguinetti

10.1(3)         Registration Rights Agreement between the registrant and Michael
E. Noonan

10.2(2)         Amended and Restated 1996 Stock Option Plan

10.3(2)         Form of Indemnification Agreement

10.4(4)         Executive Employment Agreement between SPEEDCOM Wireless
International Corporation and Jay O. Wright

10.5(4)         Executive Employment Agreement between SPEEDCOM Wireless
International Corporation and Bruce Sanguinetti

10.6(4)         Executive Employment Agreement between SPEEDCOM Wireless
International Corporation and Michael McKinney

10.7(4)         Non-Qualified Stock Option Agreement

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10.8(4)         Non-Qualified Stock Option Plan

16.1(5)         Letter on change of certifying accountant

23.1(5)         Consent of Independent Certified Public Accountants
------------

(1) Incorporated by reference to the registrant's Definitive Proxy Statement dated May 27, 1999.

(2) Incorporated by reference to the registrant's Registration Statement on Form SB-2 (File No. 333-6711) filed with the SEC on June 24, 1996.

(3) Incorporated by reference to Amendment No. 1 to the registrant's Registration Statement on Form SB-2 (File No. 333-6711) filed with the SEC on July 31, 1996.

(4)             Incorporated by reference to the Form 8-K filed October 11,
2000.

(5)             Incorporated by reference to the Form 10-KSB filed April 17,
2001.

(6)             Incorporated by reference to the Form 10-QSB filed May 14, 2001.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


SPEEDCOM Wireless Corporation



                                Chief Financial Officer            June 29, 2001
/s/ Jay O. Wright               and Director
-----------------
Jay O. Wright

Index To Exhibits

Exhibit
Number          Description

2.1(1)          Asset Purchase Agreement between Packaging Atlanta Corporation and Laminating Technologies Inc. dated April 26, 1999

2.2 Agreement and Plan of Merger by and between SPEEDCOM Wireless International Corporation and LTI Holdings, Inc., dated as of August 4, 2000 (included as Appendix A to the proxy statement/prospectus filed as part of Form S-4 Registration Statement (File No. 333-43098) and incorporated herein by reference)

3.1 Amended and Restated Certificate of Incorporation (included as Appendix B to the proxy statement/prospectus filed as part of Form S-4 Registration Statement (File No. 333-43098) and incorporated herein by reference)

3.2(4)          Amended and Restated Bylaws

3.3(6)          Amended and Restated Bylaws of SPEEDCOM Wireless Corporation

4.1(2)          Form of Bridge Note

4.2(2)          Form of Warrant Agreement

4.3(2)          Form of Underwriter's Unit Purchase Option

4.4(6)          Purchase Agreement, dated April 13, 2001, by and among SPEEDCOM
Wireless Corporation and the Purchasers, as defined therein

4.5(6)          Registration Rights Agreement, dated April 13, 2001, by and among SPEEDCOM Wireless Corporation and the Purchasers, as defined

4.6(6)          Form of Warrant of SPEEDCOM Wireless Corporation, dated April
13, 2001

4.7 Note and Warrant Purchase Agreement by and among SPEEDCOM Wireless Corporation, S.A.C. Capital Associates, LLC, SDS Merchant Fund, L.P., Oscar Private Equity Investments, L.P. and Bruce Sanguinetti

4.8             Promissory Note for $500,000 issued to S.A.C. Capital
Associates, LLC

4.9             Promissory Note for $250,000 issued to SDS Merchant Fund, L.P.

4.10            Promissory Note for $750,000 issued to Oscar Private Equity
Investments, L.P.

4.11            Promissory Note for $250,000 issued to Bruce Sanguinetti

4.12 Warrant No. W-1 to Purchase 146,667 Shares of Common Stock issued to S.A.C. Capital Associates, LLC

4.13 Warrant No. W-2 to Purchase 73,333 Shares of Common Stock issued to SDS Merchant Fund, L.P.

4.14 Warrant No. W-3 to Purchase 220,000 Shares of Common Stock issued to Oscar Private Equity Investments, L.P.

4.15 Warrant No. W-4 to Purchase 73,333 Shares of Common Stock issued to Bruce Sanguinetti

10.1(3)         Registration Rights Agreement between the registrant and Michael
E. Noonan

10.2(2)         Amended and Restated 1996 Stock Option Plan

10.3(2)         Form of Indemnification Agreement

10.4(4)         Executive Employment Agreement between SPEEDCOM Wireless
International Corporation and Jay O. Wright

10.5(4)         Executive Employment Agreement between SPEEDCOM Wireless
International Corporation and Bruce Sanguinetti

10.6(4)         Executive Employment Agreement between SPEEDCOM Wireless
International Corporation and Michael McKinney

10.7(4)         Non-Qualified Stock Option Agreement

10.8(4)         Non-Qualified Stock Option Plan

16.1(5)         Letter on change of certifying accountant

23.1(5)         Consent of Independent Certified Public Accountants
---------

(1) Incorporated by reference to the registrant's Definitive Proxy Statement dated May 27, 1999.

(2) Incorporated by reference to the registrant's Registration Statement on Form SB-2 (File No. 333-6711) filed with the SEC on June 24, 1996.

(3) Incorporated by reference to Amendment No. 1 to the registrant's Registration Statement on Form SB-2 (File No. 333-6711) filed with the SEC on July 31, 1996.

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(4)             Incorporated by reference to the Form 8-K filed October 11,
2000.

(5)             Incorporated by reference to the Form 10-KSB filed April 17,
2001.

(6)             Incorporated by reference to the Form 10-QSB filed May 14, 2001.

                                       8